Execution Version
FIFTH AMENDMENT TO
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT
This FIFTH AMENDMENT TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT dated as of August 31, 2023 (this “Amendment”), but effective as of the Effective Date (as defined in Section 2 hereof) is made by and among MGP Ingredients, Inc., a Kansas corporation (the “Company”), PGIM, Inc. (“Prudential”), and the holders of Notes (as defined in the below described Note Agreement) (the “Noteholders”) listed on the signature pages hereto.
PRELIMINARY STATEMENTS:
(1)The Company, Prudential and the Noteholders are parties to a Note Purchase and Private Shelf Agreement dated as of August 23, 2017 (as amended by the First Amendment to Note Purchase and Private Shelf Agreement dated as of February 14, 2020, the Second Amendment to Note Purchase and Private Shelf Agreement dated as of September 30, 2020, the Third Amendment to Note Purchase and Private Shelf Agreement dated as of January 25, 2021, and the Fourth Amendment to Note Purchase and Private Shelf Agreement dated as of May 14, 2021, the “Note Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Note Agreement); and
(2)The Company has requested, and Prudential and the Noteholders have agreed, to amend the Note Agreement as set forth in this Amendment in accordance with the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.Amendments to Note Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of the Company herein contained:

a)Cover Page and First Page.    The cover page and first page of the Note Agreement are hereby amended by replacing “$105,000,000” with “$250,000,000”.
b)Section 1.2.    Section 1.2 of the Note Agreement is hereby amended by replacing “$105,000,000” with “$250,000,000”.
c)Section 2.2(a). Section 2.2(a) of the Note Agreement is hereby amended and restated in its entirety as follows:
“(a)     Facility. Prudential is willing to consider, in its sole discretion and within limits which may be authorized for purchase by Prudential Affiliates from time to time, the purchase of Shelf Notes pursuant to this Agreement. The willingness of Prudential to consider such purchase of Shelf Notes is herein called the “Facility”. At any time, the aggregate principal amount of Shelf Notes stated in Section 1.2, minus the aggregate principal amount of Notes purchased and sold pursuant to this Agreement prior to such time, minus the aggregate principal amount of Accepted Notes which have not yet been purchased and sold hereunder prior to such time, plus the aggregate principal amount of Notes purchased and sold pursuant to this Agreement and thereafter retired or paid (whether as a result of scheduled amortization, prepayment or otherwise) prior to such time, is herein called the “Available Facility Amount” at such time.
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NOTWITHSTANDING THE WILLINGNESS OF PRUDENTIAL TO CONSIDER PURCHASES OF SHELF NOTES BY PRUDENTIAL AFFILIATES, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.”
d)Section 2.2(b). Clause (i) of Section 2.2(b) of the Note Agreement is hereby amended and restated in its entirety as follows:
“(i) August 31, 2026, and”
SECTION 2.Conditions to Effectiveness. This Amendment shall be deemed effective as of August 23, 2023 (the date of such effectiveness, the “Effective Date”), when Prudential and the Noteholders (or their counsel) shall have received the following, in each case which shall be in form and substance reasonably satisfactory to the Noteholders:
(a)counterparts of this Amendment duly executed by the Company, Prudential and the Noteholders, which shall include each holder of a Note;
(b)a written ratification in the form attached hereto, duly executed by each Guarantor, whereby each Guarantor ratifies, confirms and agrees that, following the effectiveness of this Amendment and the transactions contemplated hereunder, the Guaranty Agreement and each Guarantor’s obligations thereunder shall remain in full force and effect;
(c)such other documents and certificates as any Noteholder or its counsel may reasonably request relating to the organization, existence and good standing of the Company and the Guarantors, the authorization of this Amendment and any other legal matters relating to the Company or any Guarantor or the transactions contemplated hereby;
(d)an officer’s certificate from a Responsible Officer of the Company certifying that both immediately before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of this Amendment are true and correct;
(e)the receipt by Prudential of a renewal fee in the amount of $35,000; and
(f)evidence that all fees and expenses of counsel to the Noteholders for which invoices have been presented to the Company at least two (2) Business Days prior to the anticipated closing date shall have been paid in full.
SECTION 3.Representations and Warranties: To induce the Noteholders to enter into this Amendment, the Company hereby represents and warrants as follows:
(a)    (i) this Amendment has been duly executed and delivered on behalf of the Company, (ii) the execution and delivery by the Company of, and the performance of its obligations under, this Amendment (A) have been duly authorized by all necessary corporate action on the part of the Company and (B) will not (I) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien
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in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected (including any Material Contract then in effect, but excluding any Lien created pursuant to a Security Document), (II) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (III) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary, and (iii) this Amendment constitutes the legal valid and binding obligation of the Company in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(b)    no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Amendment;
(c)since December 31, 2022, there has been no event or circumstance that has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;
(d)the representations and warranties made by the Company contained in the Note Agreement, and the representations and warranties made by each Note Party in each other Note Document are true and correct on and as of the date hereof as though made as of the date hereof, except for such representations and warranties (i) as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct as of such specific date, and (ii) as are no longer true and correct on the date hereof solely as a result of a transaction occurring after the Series A Closing Day and that was made in compliance with the provisions of the Note Agreement;
(e) as of the date hereof, both before and immediately after giving effect to the terms of this Amendment, no Default or Event of Default has occurred and is continuing; and
(f)    each of the following former Subsidiaries of the Company has merged, directly or indirectly, into Luxco, Inc. with Luxco, Inc. being the surviving entity: (i) KY Limestone Holdings LLC, (ii) LDL Holdings DE, LLC, (iii) LFL LLC, (iv) Limestone Branch Distillery, LLC, (v) LRD Holdings LLC, (vi) Lux Row Distillers LLC, and (vii) Luxco Group Holdings, LLC.
SECTION 4.Effect on the Note Agreement.
(a)    Each Note Document, after giving effect to this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Amendment, each reference in each of the Note Documents to the Note Agreement or words of like import referring to the Note Agreement shall mean and be a reference to the Note Agreement after giving effect to this Amendment.
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(b)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment, consent, modification or waiver of any term or condition of, or right, power or remedy of any Noteholder under, any of the Note Documents.
(c)        Each party hereto hereby agrees that this Amendment shall be a “Note Document”.
SECTION 5.Costs, Expenses. The Company agrees to pay all costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel for the Noteholders) in accordance with the terms of Section 15.1 of the Note Agreement.
SECTION 6.Execution in Counterparts. This Amendment may be executed (including by electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system) in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The execution and delivery of this Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Noteholders, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.
SECTION 7.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, to be effective as of the Effective Date.
COMPANY:
MGP INGREDIENTS, INC.

By:    /s/ Brandon Gall
Name: Brandon Gall
Title: Chief Financial Officer
PRUDENTIAL:
PGIM, Inc.

By:    /s/ Jason Hartman
    Vice President

    SIGNATURE PAGE TO
FIFTH AMENDMENT TO
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

NOTEHOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By: PGIM, Inc., as investment manager

By:    /s/ Jason Hartman
    Vice President
THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.
By:     Prudential Investment Management Japan Co., Ltd., as Investment Manager
By:     PGIM, Inc., as Sub-Adviser

    By:    /s/ Jason Hartman
        Vice President
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By: PGIM Private Placement Investors, L.P., (as Investment Advisor)

By: PGIM Private Placement Investors, Inc. (as its General Partner)

By:    /s/ Jason Hartman
Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: Prudential Private Placement Investors, L.P. (as Investment Advisor)
By: Prudential Private Placement Investors, Inc. (as its General Partner)

    By:    /s/ Jason Hartman
        Vice President
    SIGNATURE PAGE TO
FIFTH AMENDMENT TO
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

    Guarantor Ratification

Each of the undersigned hereby ratifies and affirms its obligations, and confirms its continued liability, under the Guaranty Agreement and each other Note Document to which it is a party, and agrees that the Guaranty Agreement and each other such Note Document is and shall remain in full force and effect in all respects after giving effect to the Fifth Amendment to Note Purchase and Private Shelf Agreement dated as of August 31, 2023, but effective as of August 23, 2023 (the “Amendment”), by and among MGP Ingredients, Inc., a Kansas corporation, and the financial institutions on the signature pages thereto (collectively, the “Noteholders”), and shall continue to exist and apply to all of the Guaranteed Obligations (as defined in the Guaranty Agreement), including as such Guaranteed Obligations may be increased as a result of the Amendment. The foregoing ratification and affirmation is in addition to and shall not limit, derogate from or otherwise affect any provisions of the Guaranty Agreement. From and after the effectiveness of the Amendment, each reference in the Guaranty Agreement and the other documents delivered in connection therewith, to the Note Agreement or words of like import referring to the Note Agreement shall mean and be a reference to the Note Agreement after giving effect to the Amendment. Capitalized terms not otherwise defined herein shall have the same meanings as used in the Amendment. Each party hereto hereby agrees that this Guarantor Ratification shall be a “Note Document”.

This Guarantor Ratification may be executed (including by electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system) in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Guarantor Ratification by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Guarantor Ratification. The execution and delivery of this Guarantor Ratification shall be deemed to include electronic signatures on electronic platforms approved by the Noteholders, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.
THIS GUARANTOR RATIFICATION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

[Signature Pages Follow]

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GUARANTORS:
MGPI PROCESSING, INC., a Kansas corporation

By: /s/ Brandon Gall
Name:    Brandon Gall
Title: Chief Financial Officer

MGPI PIPELINE, INC., a Kansas corporation
By:      /s/ Brandon Gall
Name:    Brandon Gall
Title: Chief Financial Officer

MGPI OF INDIANA, LLC, a Delaware limited liability company

By: /s/ Brandon Gall
Name:    Brandon Gall
Title: Chief Financial Officer

LMX, LLC, a Nevada limited liability company

    By:     /s/ Brandon Gall
    Name: Brandon Gall
Title:     Chief Financial Officer

LUXCO, INC., a Missouri corporation

By:     /s/ Brandon Gall
    Name: Brandon Gall
Title:     Chief Financial Officer

    Guarantor Ratification of Fifth Amendment to
Note Purchase and Private Shelf Agreement